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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-89701, 333-66913, 333-44877, 333-43905,
333-36527, 333-26869, 333-24753, 333-2600, 333-89701, 333-51642, 333-60676) of
Verity, Inc. of our report dated June 15, 2001 relating to the financial statements and financial statement schedules, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
August 2, 2001